UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 11, 2013

SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
951 SanDisk Drive, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01    Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 11, 2013, the Board of Directors of SanDisk Corporation (the “Company”) appointed Mr. D. Scott Mercer to the Company’s Board of Directors (the “Board”) and the Audit Committee of the Board.
There are no relationships or related transactions between the Company and Mr. Mercer that would be required to be reported under Section 404(a) of Regulation S-K. In connection with the appointment of Mr. Mercer to the Board and the Audit Committee of the Board, he will be compensated in accordance with the Company’s Non-Employee Director Compensation Policy, previously filed with the Securities and Exchange Commission (“SEC”) as Exhibit 99.2 to the Company’s Form 8-K, filed on June 18, 2013 (File No. 000-26734). The Company entered into an indemnification agreement with Mr. Mercer, the terms of which are identical in all material respects to the form of indemnification agreement that the Company has previously entered into with each of its directors and the form of which was filed with the SEC as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 33-96298).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 11, 2013, the Board approved an amendment and restatement of the Company’s Bylaws, effective upon approval by the Board. The Bylaws were amended and restated to (a) increase the size of the Board from eight (8) directors to nine (9) directors and (b) to add a provision that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine.
This description is only a summary of the changes made to the Company’s Bylaws and is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document
3.1	Amended and Restated Bylaws, effective as of September 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 17, 2013
SANDISK CORPORATION

		By:	/s/ Judy Bruner
		Name:	Judy Bruner
		Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
3.1	Amended and Restated Bylaws, effective as of September 11, 2013.